UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 9, 2013

Ladenburg Thalmann Financial Services Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-15799	650701248
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4400 Biscayne Blvd., 12th Floor, Miami, Florida		33137
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 409-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Ladenburg Thalmann Financial Services Inc. held its 2013 annual meeting of shareholders on May 9, 2013. Listed below are the matters voted upon and the final results of such voting:

1. Our shareholders elected each of the individuals nominated for election for a one-year term and until their successors are elected and qualified as follows:

Name	For	Authority Withheld	Broker Non-Votes
Henry C. Beinstein	128,968,262	7,728,392	30,335,359
Dr. Phillip Frost	120,722,933	15,973,721	30,335,359
Brian S. Genson	129,218,619	7,478,035	30,335,359
Saul Gilinski	129,469,829	7,226,825	30,335,359
Dmitry Kolosov	129,495,571	7,201,083	30,335,359
Dr. Richard M. Krasno	129,058,113	7,638,541	30,335,359
Richard J. Lampen	129,384,278	7,312,376	30,335,359
Howard M. Lorber	120,681,112	16,015,542	30,335,359
Jeffrey S. Podell	129,485,321	7,211,333	30,335,359
Richard J. Rosenstock	129,335,986	7,360,668	30,335,359
Jacqueline M. Simkin	129,103,554	7,593,100	30,335,359
Mark Zeitchick	129,356,236	7,340,418	30,335,359

2. Our shareholders approved, on an advisory basis, the proposal for executive compensation as follows:

For	Against	Abstain	Broker Non-Votes
126,837,484	1,941,781	7,917,389	30,335,359

3. Our shareholders approved an amendment to our Articles of Incorporation to increase the number of shares of common stock authorized from 400,000,000 to 600,000,000 as follows:

For	Against	Abstain	Broker Non-Votes
155,583,626	4,995,873	6,452,514	N/A

A copy of the Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Florida on May 9, 2013, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

4. Our shareholders approved an amendment to our Articles of Incorporation to increase the number of shares of preferred stock authorized from 2,000,000 to 25,000,000 as follows:

For	Against	Abstain	Broker Non-Votes
112,589,970	18,335,201	5,771,483	30,335,359

A copy of the Articles of Amendment to the Articles of Incorporation, as filed with the Secretary of State of the State of Florida on May 9, 2013, is attached hereto as Exhibit 3.1 and incorporated herein by reference.

5. Our shareholders ratified the selection of EisnerAmper LLP as our independent registered public accounting firm for 2013 as follows:

For	Against	Abstain	Broker Non-Votes
159,934,891	1,523,271	5,573,851	N/A

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

3.1	Articles of Amendment to the Articles of Incorporation, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ladenburg Thalmann Financial Services Inc.

May 15, 2013	By:	/s/ Brett H. Kaufman

Name: Brett H. Kaufman
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Articles of Amendment to the Articles of Incorporation, as amended.